RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT, effective as of July 11, 2005 is made by and between Golden Telecom, Inc., a Delaware corporation (the “Company”), and Mr. Brian Rich, an employee of the Company (the “Holder”):

WHEREAS, the Company has established the 1999 Equity Participation Plan (the “Plan”); and

WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Award Agreement); and

WHEREAS, the Plan provides for the issuance of shares of the Company’s Common Stock (as defined herein) subject to certain restrictions thereon (hereinafter referred to as the “Restricted Stock”); and

WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Committee”), has determined that it would be to the advantage and in the best interest of the Company and its stockholders to issue certain shares of Restricted Stock to the Holder in partial consideration of past services to the Company or its affiliates and as an incentive for the Holder’s future services to the Company, subject to the restrictions set forth herein, and has advised the Company thereof.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I—DEFINITIONS

Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Plan.

Section 1.1. Administrator

“Administrator” shall mean the Committee unless the Board has assumed the authority for administration of the Plan pursuant to Section 8.2 of the Plan.

Section 1.2. Change in Control

(a)	“Change in Control” shall have the meaning supplied by Section 1.8 of the Plan.

Section 1.3. Plan

“Plan” shall mean the 1999 Equity Participation Plan of Golden Telecom, Inc. as the same shall be amended from time to time.

Section 1.4. Restricted Stock

“Restricted Stock” shall mean Common Stock to be awarded under this Award Agreement pursuant to the Plan, subject to certain restrictions set forth herein.

Section 1.5. Restrictions

“Restrictions” shall mean exposure to a risk of forfeiture pursuant to Section 3.1 and Section 3.2(a) of this Agreement and the limitations on sale or other transfer set forth in Section 3.8 of this Agreement.

Section 1.6. Termination of Employment

(a)	“Termination of Employment” shall mean the time when the employment relationship between the Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not limited to, a termination by resignation, discharge, death, disability or retirement. For the avoidance of doubt, a termination of employment shall occur as the result of the sale of all or a portion of the assets of the Company or a Subsidiary under circumstances where the Holder becomes employed by the purchaser or an affiliate thereof; but excluding terminations:

(1)	where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary;

(2)	at the Administrator’s discretion, those that—

(i)	result in a temporary severance of the employee-employer relationship, or

(ii)	are followed by the simultaneous establishment of a consulting relationship between the Company or a Subsidiary and the former employee.

(b)	The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, all questions of whether a particular leave of absence constitutes a Termination of Employment.

ARTICLE II—ISSUANCE OF RESTRICTED STOCK

Section 2.1. Issuance of Restricted Stock

(a) In consideration of Holder’s agreement to remain in the employ of the Company and for other good and valuable consideration, which the Committee has determined to equal or exceed the par value of its Common Stock, the Company shall issue the following shares to the Holder: Five Thousand and Five Hundred (5,500) of its Common Stock subject to the terms and conditions set forth in this Agreement. Holder shall not be required to pay for the shares of Restricted Stock except by providing future services.

Section 2.2. Not a Contract of Employment

This Agreement does not constitute an express or implied contract of employment. Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue in the employ of the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge the Holder at any time for any reason whatsoever with or without cause.

ARTICLE III—RESTRICTIONS

Section 3.1. Forfeiture of Non-vested Shares

Upon the Holder’s Termination of Employment for any reason, the Holder agrees that, except to the extent otherwise provided herein or in the Plan, his or her rights with respect to any non-vested shares of Restricted Stock shall be immediately forfeited and the Holder no longer shall have any rights with respect to such non-vested shares.

Section 3.2. Vesting and Lapse of Restrictions

Subject to Section 3.2(b) and Sections 3.4, 3.5 and 3.6, shares of Restricted Stock shall vest and become nonforfeitable in the hands of the Holder as follows:

(a)	One third (1/3) of the shares of Restricted Stock or One Thousand Eight Hundred and Thirty-three (1,833) shares shall become vested, and the Restrictions on such shares shall lapse, upon August 4, 2005 provided that Holder’s Termination of Employment shall not have occurred as of such date.

(b)	The Restrictions on the remaining two-thirds (2/3) of the shares of Restricted Stock shall thereafter lapse monthly at the rate of one-twenty fourth (1/24) per month or One Hundred and Fifty-Two (152) shares per month commencing on September 4, 2005 and on the 4th day of each month thereafter, provided that any unvested shares of Restricted Stock shall vest on September 4, 2007 and provided further that Holder’s Termination of Employment shall not have occurred as of the 4th day of a month.

(c)	Notwithstanding Section 3.2(a) above, no shares of Restricted Stock shall become vested following the Holder’s Termination of Employment.

Section 3.3. Legend

(a)	Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all Restrictions lapse or are removed and new certificates are issued pursuant to Section 3.4, bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN GOLDEN TELECOM, INC. (THE “COMPANY”) AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

(b)	Unless and until such shares are registered under the Securities Act of 1933, Certificates representing shares of Restricted Stock issued pursuant to this Agreement also shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS EITHER (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

Section 3.4. Issuance of Certificates for Vested Shares

Upon the vesting of the shares of Restricted Stock and the lapse of all Restrictions thereon pursuant to Section 3.2(a) above, the Company shall cause new certificates to be issued with respect to such vested Shares and delivered to the Holder or his or her legal representative, free from the legend provided for in Section 3.3(a) and any of the other Restrictions. Upon the issuance of such certificate, such Vested Shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, no such new certificate shall be delivered to the Employee or his or her legal representative unless and until the Employee or his or her legal representative pays to the Company in cash the full amount of all Federal and State (or applicable foreign) withholding or other income and employment taxes applicable to the taxable income of the Employee attributable to the grant of Restricted Stock or the lapse or removal of the Restrictions. The Company shall have the right to withhold from any compensation payable to the Holder in whatever form or from the Restricted Shares to be delivered to the Holder all applicable Federal and State (and applicable foreign) withholding or other income and employment taxes.

Section 3.5. Removal of Restrictions; Acceleration of Lapse of Restrictions, Etc.

(a)	By resolution, the Committee may, on such terms and conditions as it deems appropriate, remove any or all of the Restrictions at any time or from time to time.

(b)	Subject to Section 3.6(a), if the shares of the Company’s Common Stock as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, the Committee, in its sole discretion, shall have the discretion and power to determine and to make effective provision for acceleration of the time or times at which any Restrictions shall lapse or be removed. In addition, in upon the occurrence of any event described in this subsection (b), the Committee, subject to the provisions of the Plan and this Agreement, shall make an appropriate and proportionate adjustment in the number and kind of shares of Restricted Stock, such that after such event the Holder’s proportionate interest shall be maintained as before the event occurred. Any such adjustment made by the Committee shall be final and binding upon the Holder, the Company and all other interested persons.

Section 3.6. Effect of Certain Transactions

(a)	Effective as of the occurrence of a Change in Control, the Restrictions shall lapse, and the Restricted Stock shall cease to be subject to forfeiture.

(b)	The Committee may make such determinations and adopt such rules and conditions as it, in its sole discretion, deems appropriate in connection with such lapse of the Restrictions in accordance with this Section 3.6, including, but not limited to, adopting provisions to ensure that any such lapse shall be conditioned upon the consummation of the contemplated Change in Control.

Section 3.7. Restrictions on New Shares

Should the Holder receive any new, additional or different shares or securities by reason of any transaction or event described in Section 3.5(b), such new, additional or different shares or securities that are attributable to the Holder in his or her capacity as the registered owner of the Restricted Stock then subject to Restrictions, shall be considered Restricted Stock and shall be subject to all of the Restrictions, unless (a) the Committee provides, pursuant to Section 3.4, for the removal or lapse of the Restrictions on the shares of Restricted Stock underlying the distribution of the new, additional or different shares or securities, or (b) the Restrictions automatically lapse pursuant to Section 3.6(a).

Section 3.8. Restricted Stock Not Transferable

(a)	No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

(b)	Notwithstanding Section 3.8(a) above, however, this Section 3.8 shall not prevent transfers by will or by applicable laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order (“DRO”).

Section 3.9. Conditions to Issuance of Stock Certificates

The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

(a)	the admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)	the completion of any registration or other qualification of such shares under any State or Federal (or applicable foreign) law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body that the Committee, in its sole discretion, deems necessary or advisable;

(c)	the obtaining of any approval or other clearance from any State or Federal governmental agency which the Committee, in its sole discretion, determines to be necessary or advisable;

(d)	the payment by the Holder of all amounts required to be withheld, under Federal, State and local (or applicable foreign) tax laws, with respect to the issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions;

(e)	the lapse of such reasonable period of time as the Committee may from time-to time establish for reasons of administrative convenience;

(f)	delivery by Holder to the Secretary of the Company of a stock power duly endorsed in blank, relating to the shares of Restricted Stock.

Section 3.10. Escrow/Custody

The Secretary of the Company or such other escrow holder as the Committee shall retain physical custody of the certificates representing Restricted Stock (but not any cash dividends or other distributions paid thereon, which dividends or distributions shall be paid by the escrow holder, as soon as practicable, to the Holder of the applicable Restricted Stock) until all of the Restrictions lapse or are removed; provided, however, that in no event shall the Holder retain physical custody of any certificates representing non-vested Restricted Stock issued to the Holder.

Section 3.11. Rights as Stockholder

Except as otherwise provided herein, upon delivery of the shares of Restricted Stock to the escrow holder, the Holder shall have all the rights of a stockholder with respect to said shares, subject to the Restrictions herein, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares or Restricted Stock; provided, however, that any and all shares of Common Stock received by the Holder with respect to such Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization also shall be subject to the Restrictions until the Restrictions on the underlying shares of Restricted Stock lapse or are removed pursuant to this Agreement.

ARTICLE IV.—MISCELLANEOUS

Section 4.1. Administration

The Committee shall have the power to interpret the Plan, this Agreement and all other documents relating to Restricted Stock and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. Among other things, the Committee shall have the full discretionary authority to interpret and construe the terms of the Plan, to resolve doubtful or disputed terms of the Plan and this Agreement, and to determine the amount of benefits payable to the Holder. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

Section 4.2. Notices

(a)	Any notice required by this Award Agreement will be deemed provided and delivered to the intended recipient when (i) delivered in person by hand; or (ii) three days after being sent via U.S. certified mail, return receipt requested; or (iii) the day after being sent via overnight courier, in each case provided such notice is properly addressed to the following address and enclosed in a properly sealed envelope or wrapper, and with all postage and similar fees having been paid in advance:

If to the Company:	Golden Telecom, Inc. Attn: General Counsel 2831 29th Street, N.W. Washington, D.C. 20008 USA

If to the Holder:	To the address given beneath Holder’s signature hereto.

(b)	By a notice given pursuant to this Section 4.2, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder’s personal representative if such representative has previously informed the Company of the representative’s status and address by written notice under this Section 4.2.

Section 4.3. Headings

Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 4.4. Conformity to Securities Laws

The Holder acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable Federal and State (and applicable foreign) laws, rules and regulations (including but not limited to, the Securities Act and the Exchange Act and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations including, without limitation, Rule 16b-3. To the extent permitted by applicable law, the Plan, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.5. Amendment

This Agreement and the Plan may be amended without the consent of the Holder provided that such amendment would not impair any rights of the Holder under this Agreement. No amendment of this Agreement shall, without the consent of the Holder, impair any rights of the Holder under this Agreement, except to the extent that such amendment is necessary to comply with the requirements of applicable law.

Section 4.6. Governing Law

The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 4.7. Section 83(b) Election

If a Holder makes an election under Section 83(b) of the Code, or any successor provision thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder otherwise would be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. A copy of such an election is set forth below and incorporated herein as Appendix A.

Section 4.8. Entire Agreement

The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Holder. This Agreement may be signed in counterparts.

Section 4.9. Effect of the Plan

This Award Agreement is subject to, and the Company and the Holder agree to be bound by, all of the terms and conditions of the Plan, as the same may be amended from time to time.

Section 4.10. Severability

In any provision of this Agreement or the application of such provision to any person or circumstances is held to be invalid or unenforceable. The remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

GOLDEN TELECOM, INC.,

By:

		Name:	Alexander Vinogradov
		Title:	President
	By:	_______________________________
		Name:	Derek A. Bloom
		Title:	Corporate Secretary
HOLDER

Brian Rich

Address:

APPENDIX A—ELECTION TO INCLUDE THE VALUE OF RESTRICTED PROPERTY IN GROSS INCOME IN THE YEAR OF
TRANSFER

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)	The person who performed the service is:

Name:

Address:

Taxpayer I.D. Number:

Taxable Year:

(2)	The property with respect to which the election is being made is shares of the common stock of Golden Telecom, Inc.

(3)	The property was granted on . This election is being made for the tax year.

(4)	The property is subject to a restriction period during which the property will be forfeited upon the termination of the taxpayer’s employment with the issuer under certain circumstances. The restriction period lapses [describe time-based vesting schedule and/or performance-based vesting criteria].

(5)	The fair market value at the time of grant (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $ per share.

(6)	The amount paid for such property is $ per share.

(7)	A copy of this statement was furnished to Golden Telecom, Inc. for whom the taxpayer rendered the service underlying the transfer of property.

(8)	This statement is executed as of .

Holder: